                         SALARY CONTINUATION AGREEMENT
                         -----------------------------

       THIS SALARY CONTINUATION AGREEMENT (the "Agreement") is made and entered into this 14th day of October, 1996, by and between FINANCIAL SERVICE CORPORATION, a Georgia corporation with its principal executive offices in Cobb County, Georgia (the "Company") and E. JAMES WISNER, a resident of Fulton County, Georgia ("Wisner").


                             W I T N E S S E T H:

     WHEREAS, Wisner is the President and Chief Executive Officer and a valued employee of the Company whose continued services are important to the Company's business; and

     WHEREAS, the Company desires to encourage Wisner to continue to provide his services to the Company by providing the death benefit contemplated by this Agreement;

     NOW, THEREFORE, FOR AND IN CONSIDERATION of the sum of Ten and No/100 Dollars ($10.00), the premises, the covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto, intending to be legally bound, do hereby agree as follows:


                                   ARTICLE I
                                   ---------

                              Payment of Benefit
                              ------------------

     1.1  Amount of Benefit.  The Company hereby agrees that upon Wisner's
     ---  -----------------
death the Company shall be obligated to pay to a beneficiary, as contemplated by Sections 1.2 and 1.3 hereof, the following death benefit (the "Benefit"). The aggregate amount of the Benefit shall be an amount equal to the product obtained by multiplying (i) "Book Value" (hereinafter defined) by (ii) the number of shares of "Wisner Stock" (hereinafter defined). Except as specifically noted to the contrary in Section 2.4 hereof, the aggregate amount of the Benefit shall be paid over a period of seven (7) years commencing on the date of Wisner's death and ending on the day immediately preceding the seventh anniversary of Wisner's death. Except as specifically noted to the contrary in Section 2.4 hereof, the amount of the Benefit that is payable in any one year of this seven (7) year period shall be one-seventh of the aggregate amount of the Benefit and is referred to herein as the "Annual Benefit". Except as specifically noted to the contrary in Section 2.4 hereof, the Annual Benefit contemplated by this Section
1.1 shall be paid by the Company in equal installments at such times as are consistent with the Company's standard payroll practices as then in effect. The parties acknowledge and agree that, as of the date of this Agreement, the Company's standard payroll practices would result in an amount equal to one twenty-fourth (1/24th) (or pro rata portion thereof for any period that is less than one full pay period) of the Annual Benefit payable hereunder being paid to the appropriate beneficiary on the 15th and the 30th of each month.

     For purposes of this Section 1.1, "Book Value" shall mean the book value per share of Common Stock of the Company as reflected on the consolidated financial statements of the Company prepared as of the last day of the month immediately preceding the month in which Wisner dies and determined in accordance with generally accepted accounting principles consistently applied, which statements shall be certified by the Company's principal financial officer (who for purposes of this Agreement must be someone other than Wisner) as presenting fairly the financial condition of the Company.

     For purposes of this Section 1.1, "Wisner Stock" shall mean (i) the 248,098 shares of Company Common Stock beneficially owned by Wisner on the date hereof and (ii) any securities issued or issuable with respect to such shares of Common Stock by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation, or other reorganization or otherwise, but the shares referred to in the foregoing clauses
(i) and (ii) shall be "Wisner Stock" only so long as they are beneficially owned by Wisner or, after Wisner's death, by Wisner's estate. Other than as provided above, "Wisner Stock" shall not include any shares of Common Stock acquired by Wisner after the date hereof (including any shares beneficially owned on the date hereof, transferred to a third party (unless Wisner retains beneficial ownership), and subsequently reacquired by Wisner). Wisner shall be deemed to "beneficially own" any shares of Common Stock which he owns of record, which are held in trust for his benefit, or from which he otherwise derives a direct pecuniary benefit. Wisner also shall be deemed to "beneficially own" any shares of Common Stock held in trust for the benefit of his spouse or children, or other relatives that are his dependents, or any shares of Common Stock owned beneficially and of record by such persons, in either case to the extent that such shares were acquired from Wisner, whether by gift or purchase. "Wisner Stock" shall not include any options, warrants, or other contractual rights to acquire shares of Common Stock.

     1.2  Beneficiary Designation.  Wisner shall file with the Company's Human
          -----------------------
Resources Department a written designation of the beneficiary who shall be entitled to receive the amount of any Benefit payable upon his death under
Section 1.1 hereof. Wisner may from time to time revoke or change his beneficiary designation without the consent of any prior beneficiary by filing a new designation with the Company's Human Resources Department. The last such designation received by the Company's Human Resources Department shall be controlling; provided, however, that no designation, or change or revocation thereof, shall be effective unless received by the Company's Human Resources Department prior to Wisner's death, and in no event shall it be effective prior to such receipt by the Company's Human Resources Department in writing.

     1.3  Lack of Beneficiary Designation.  If no beneficiary designation is in
          -------------------------------
effect at the time of Wisner's death, the amount of any Benefit payable under this Agreement shall be paid to Wisner's Estate.

     1.4  Tax Treatment of Death Benefits.  The amount of any Benefit payable
          -------------------------------
under this Agreement is intended to constitute an employee death benefit qualifying for the maximum exclusion provided by Section 101(b) of the Internal Revenue Code of 1986, as amended (the "Code"). The amount of any Benefit payable under this Agreement in excess of the maximum exclusion provided by Section 101(b) is understood by the parties hereto to represent compensation for past services performed by Wisner and to be taxable to the beneficiary as income in respect of a decedent under Section 691 of the Code.

                                  ARTICLE II
                                  ----------

                          Limitations and Exclusions
                          --------------------------

     2.1  Nonassignability. The right of Wisner or his designated beneficiaries
     ---  ----------------
to the payment of the Benefit provided under this Agreement shall not be commuted, sold, assigned, transferred, pledged, encumbered, or otherwise conveyed, nor shall any interest of Wisner or his designated beneficiaries be subject to any claim of any creditor of Wisner or any beneficiary or subject to any judicial process involving Wisner or any beneficiary.

     2.2  Application for Insurance.  In the event that the Company should elect
          -------------------------
to apply for insurance on the life of Wisner, it may apply to an insurance company selected by the Company (the "Insurer") for a life insurance policy or policies on the life of Wisner. Wisner hereby agrees to do everything reasonably necessary to cause the policy or policies to be issued, as requested by the Company or the Insurer.

     2.3  Ownership of Insurance.   In the event that the Company should elect
          ----------------------
to apply for insurance on the life of Wisner, the Company will be the sole owner and beneficiary of the policy or policies on Wisner's life acquired pursuant to the terms of this Agreement and only the Company may exercise all rights and incidents of ownership with respect to the policy or policies. Wisner shall have no incidents of ownership or rights with respect to such policy or policies.

     2.4  Payment of Insurance Proceeds.  For purposes of this Section 2.4, the
          -----------------------------
term "Stock Purchase Agreement" means that certain Stock Purchase Agreement, dated October 2, 1991, by and between the Company and Wisner, as said Stock Purchase Agreement may be amended from time to time, including (but not limited to) the amendment contemplated by that certain First Amendment to Stock Purchase Agreement dated October 14, 1996 by and between the Company and Wisner, which Stock Purchase Agreement, as so amended, is incorporated herein by this reference.

     In the event that the Company should elect to maintain insurance on the life of Wisner for the purpose of using the proceeds thereof to pay all or part of (i) the "Purchase Price (excluding the Purchase Price Adjustment)" (as said terms are defined in the Stock Purchase Agreement) pursuant to the Stock Purchase Agreement and/or (ii) the Benefit hereunder, the proceeds of any such insurance shall be applied, and the Benefit shall be paid, as hereinafter described. The parties hereto acknowledge and agree that the insurance policies listed on Exhibit "A" attached hereto and incorporated herein by this reference are not for the purpose of paying all or
                                          ---
part of (i) the "Purchase Price (excluding the Purchase Price Adjustment)" pursuant to the Stock Purchase Agreement or (ii) the Benefit hereunder. The parties hereto hereby acknowledge and agree further that the Company may add policies to, or delete policies from, said Exhibit "A" at any time in its discretion. Any such changes to Exhibit "A" shall be communicated to Wisner by the Company by transmitting a copy of the revised Exhibit "A" to Wisner in accordance with Section 4.8 hereof.

     Proceeds from insurance described in the immediately preceding paragraph shall be used first to pay the "Purchase Price (excluding the Purchase Price Adjustment)" pursuant to the Stock Purchase Agreement. Any proceeds from such insurance that are in excess of those required to pay the "Purchase Price (excluding the Purchase Price Adjustment)" pursuant to the Stock Purchase Agreement are referred to herein as the "Remaining Proceeds".

     To the extent that the Remaining Proceeds exceed the aggregate amount of the Benefit, (i) an amount equal to one-half of the aggregate amount of the Benefit shall be paid to the beneficiary contemplated by Sections 1.2 and 1.3 hereof within sixty (60) days following the Company's receipt of such life insurance proceeds and (ii) the remaining one-half of the aggregate amount of the Benefit shall be paid to the beneficiary contemplated by Sections 1.2 and
1.3 hereof in six (6) equal annual installments, each of which payments shall be due on the anniversary of Wisner's death, commencing on the first anniversary of Wisner's death and ending on the sixth anniversary of Wisner's death.

     To the extent that the Remaining Proceeds do not exceed the aggregate amount of the Benefit, (i) an amount equal to one-half of such Remaining Proceeds shall be paid to the beneficiary contemplated by Sections 1.2 and 1.3 hereof within sixty (60) days following the Company's receipt of such life insurance proceeds, and (ii) an amount equal to the aggregate amount of the Benefit minus the payment made under the foregoing clause (i) shall be paid to the beneficiary contemplated by Sections 1.2 and 1.3 hereof in six (6) equal annual installments, each of which payments shall be due on the anniversary of Wisner's death commencing on the first anniversary of Wisner's death and ending on the sixth anniversary of Wisner's death.

     Notwithstanding anything in this Section 2.4 to the contrary, the Company shall be under no obligation to segregate the Remaining Proceeds from its other funds and the Company shall be entitled to the use of the Remaining Proceeds for any purpose, in its sole discretion.

                                  ARTICLE III

                  Term of Agreement; Termination and Renewal

     The initial term of this Agreement (the "Initial Term") shall expire on January 31, 1998. If notice of non-renewal is not given to Wisner in accordance with this Article III, this Agreement shall automatically renew for successive one-year terms commencing on February 1st and ending on January 31st. Each successive one-year term is referred to herein as a "Renewal Term".

     The Company may terminate this Agreement effective as of January 31 of the Initial Term or any Renewal Term by giving notice to Wisner, in accordance with
Section 4.8 hereof, that this Agreement will not renew at the end of the Initial Term or Renewal Term then in effect. In order to be effective, such notice must be given to Wisner no less than thirty (30) days prior to the end of the Initial Term or Renewal Term then in effect.


                                  ARTICLE IV
                                  ----------

                                 Miscellaneous
                                 -------------

     4.1  No Right to Employment. Nothing contained in this Agreement shall give
     ---  ----------------------
Wisner the right to be retained in the employment of the Company (including any of its subsidiaries or affiliated entities) or affect the right of any such employer to dismiss Wisner.

     4.2  Binding Effect. This Agreement shall be binding upon and inure to the
          --------------
benefit of the Company, its successors and assigns, and Wisner, his designated beneficiaries, heirs, executors, administrators, and legal representatives.

     4.3  Governing Law. This Agreement shall be construed in accordance with
          -------------
with and governed by the laws of the State of Georgia.

     4.4  Paragraph Headings. The paragraph headings contained in this Agreement
          ------------------
are for convenience only and shall in no manner be construed as a part of this Agreement.

     4.5  Entire Agreement. This Agreement constitutes the sole and entire
          ----------------
agreement with respect to the matters contained herein and any representation, inducement, promise, or agreement, whether oral or written, which is not embodied herein shall be of no force or effect.

     4.6  Counterparts. For the convenience of the parties hereto, any number
          ------------
of counterparts may be executed, and each such executed counterpart shall be deemed to be an original instrument.

     4.7  Gender. Where the context so requires, the masculine gender shall be
          ------
construed to include the feminine, the singular shall be construed to include the plural, and the plural the singular.

     4.8  Notices. Any notice or other communication required or provided for
          -------
under this Agreement shall be in writing and shall be deemed to have been given when delivered by hand or when deposited in the United States mail, certified or registered mail, return receipt requested, postage prepaid, properly addressed to the party to whom such notice or other communication is intended to be given.

The proper address of the Company shall be:


                         Financial Service Corporation
                         2300 Windy Ridge Parkway
                         Suite 1100
                         Atlanta, Georgia 30339
                         Attention: Barry F. Kane

The proper address of Wisner shall be:

                         1339 Beechwood Hills Court
                         Atlanta, Georgia 30327

Either party hereto may change his or its address upon advance written notice to the other party hereto.

     4.9  Severability. If any term, covenant, or condition of this Agreement
          ------------
or the application thereof to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement or the application of such terms, covenants, and conditions to persons or circumstances other than those as to which it has been held invalid or unenforceable, shall not be affected thereby and each term, covenant, or condition of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

     4.10 Unfunded Plan. This Agreement is intended to implement an
          -------------
unfunded deferred compensation plan maintained by the Company primarily for the purpose of providing deferred compensation for a select group of management employees.

     IN WITNESS WHEREOF, the Company has caused this Agreement to be executed by its duly authorized officer and its seal to be hereunto affixed, and Wisner has hereunto set his hand and seal, all being done in multiple originals with one original being delivered to each party on the day and year first above written.

(CORPORATE SEAL)                        FINANCIAL SERVICE CORPORATION


Attest:


 /s/ Thomas M. Wells                    By: /s/Thomas W. Hutchins
 -------------------------------        ---------------------------
Title: Thomas M. Wells                       Title: Thomas W. Hutchins
       Vice President                              Senior Vice President


Signed, sealed and delivered
in the presence of:


/s/ Sheri L. Hines
------------------------------
Unofficial Witness


/s/ Michele Makiya                      /s/E. James Wisner      (SEAL)
------------------------------          ------------------------
Notary Public                           E. James Wisner

                                  Exhibit "A"
                                  -----------



Insurance Policies
------------------

1.   Prudential Insurance Company of America;
     Policy No. #79622023
                ---------
     Policy Amount: $1,300,000


2.   First Colony Life Insurance Company;
     Policy No. #2609892
                --------
     Policy Amount: $3,500,000